November 1, 2004
Supplement

SUPPLEMENT DATED NOVEMBER 1, 2004
TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES — CLASS X AND CLASS Y
Dated May 1, 2004

Effective November 1, 2004, the Board of Trustees of the Fund approved amending and restating the existing investment management agreement for each Portfolio ("Current Investment Management Agreement") to remove the administration services component from the Current Investment Management Agreement. Morgan Stanley Investment Advisors Inc., the Fund's Investment Manager ("MSIA"), will continue to provide investment advisory services under amended and restated investment advisory agreement ("Investment Advisory Agreement"). The administration services previously provided to each Portfolio by MSIA will be provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement ("Administration Agreement") entered into by each Portfolio with the Administrator. Under the terms of the Administration Agreement, the Administrator will provide the same administration services previously provided by MSIA.

Although the entities providing administration services to each Portfolio have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes will not result in any increase in the amount of total combined fees paid by any Portfolio for investment advisory and administration services, or any decrease in the nature or quality of the investment advisory or administration services received by any Portfolio.

All references in the Statement of Additional Information to the "Investment Manager" are changed to "Investment Adviser."

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.